UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    March 13, 2008


                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)


        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
            ------------------------

      On March 13, 2008, Mark Shapiro, President and Chief Executive Officer of Six Flags, Inc. (the "Company"), and Jeffrey R. Speed, Chief Financial Officer of the Company, gave a presentation at the Lehman Brothers 2008 High Yield Bond and Syndicated Loan Conference. The text of the slides used during the presentation is furnished as Exhibit 99.1 hereto. As disclosed by the Company during the presentation, a reconciliation of certain financial measures used in the presentation may be found on the Company's website at http://www.sixflags.com.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

     99.1 Slides from the presentation at the Lehman Brothers 2008 High Yield Bond and Syndicated Loan Conference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIX FLAGS, INC.



                                       By:    /s/ James M. Coughlin
                                           ------------------------------------
                                           Name:  James M. Coughlin
                                           Title: General Counsel


Date:  March 13, 2008

                                  EXHIBIT INDEX


                                                                   Paper (P) or
 Exhibit No.                       Description                    Electronic (E)
-------------    --------------------------------------------     --------------
     99.1        Slides from the presentation at the Lehman             E
                 Brothers 2008 High Yield Bond and Syndicated
                 Loan Conference.